Exhibit 99

NextEra Energy, Inc. Media Line: 561-694-4442 July 24, 2024 FOR IMMEDIATE RELEASE

NextEra Energy reports second-quarter 2024 financial results
•NextEra Energy delivers strong second-quarter 2024 results
•FPL grows regulatory capital employed by approximately 10.7% year-over-year
•NextEra Energy Resources adds more than 3,000 megawatts of new renewables and storage projects to its backlog

JUNO BEACH, Fla. - NextEra Energy, Inc. (NYSE: NEE) today reported 2024 second-quarter net income attributable to NextEra Energy on a GAAP basis of $1.622 billion, or $0.79 per share, compared to $2.795 billion, or $1.38 per share, for the second quarter of 2023. On an adjusted basis, NextEra Energy's 2024 second-quarter earnings were $1.968 billion, or $0.96 per share, compared to $1.777 billion, or $0.88 per share, in the second quarter of 2023.

"NextEra Energy delivered strong second-quarter results, increasing adjusted earnings per share by more than 9% year-over-year, reflecting continued solid financial and operational performance at both our businesses," said John Ketchum, chairman, president and chief executive officer. "At FPL, we continued to invest to support strong customer growth, while keeping O&M low and reliability high. At NextEra Energy Resources, we had our second-best origination quarter ever, adding more than 3,000 megawatts of new renewables and storage projects to our backlog, including 860 megawatts which come from agreements with Google to meet its data center power demand. Both businesses are benefiting from strong tailwinds, which are creating opportunities to replace less efficient and more expensive power generation, as well as add new generation to meet growing power demand across sectors. Our competitive advantages – scale, experience and technology – position us to be at the center of these opportunities. We will be disappointed if we are not able to deliver financial results at or near the top of our adjusted earnings per share expectations ranges each year through 2027, while maintaining our strong balance sheet and credit ratings."

FPL
FPL reported second-quarter 2024 net income of $1.232 billion, or $0.60 per share, compared to $1.152 billion, or $0.57 per share, for the prior-year comparable quarter. FPL's growth in the second quarter primarily was driven by continued investment in the business. FPL's capital expenditures were approximately $2.1 billion for the quarter, and full-year capital investments are expected to be between $8.0 billion and $8.8 billion. Regulatory capital employed increased by approximately 10.7% year-over-year.

FPL continued to execute against its capital plan and deliver outstanding value to its customers in one of the fastest-growing states in the nation. Through its generation modernization efforts and solar portfolio build-out, which continues to be the largest owned and operated solar portfolio in the country, FPL has saved its customers nearly $16 billion in fuel costs since 2001. In addition, FPL delivers reliability that is 66% better than the national average. FPL's residential bills are nearly 40% below the national average and the lowest among all the Florida investor-owned utilities.

NextEra Energy Resources
NextEra Energy Resources reported second-quarter 2024 net income attributable to NextEra Energy on a GAAP basis of $552 million, or $0.27 per share, compared to $1.462 billion, or $0.72 per share, in the prior-year comparable quarter. On an adjusted basis, NextEra Energy Resources' earnings for the second quarter of 2024 were $865 million, or $0.42 per share, compared to $781 million, or $0.39 per share, for the second quarter of 2023.

NextEra Energy Resources had its second-best quarter for new renewables and storage origination, beating last quarter's performance and adding more than 3,000 megawatts (MW) to its backlog, 860 MW of which come from agreements with Google to meet its data center power demand. With these additions, NextEra Energy Resources' backlog now totals roughly 22.6 gigawatts after taking into account more than 1,600 MW of new projects placed into service since the first-quarter 2024 financial results call in April.

Corporate and Other
In the second quarter of 2024 on a GAAP basis, Corporate and Other results decreased $0.17 per share, compared to the prior-year comparable quarter. On an adjusted basis, Corporate and Other results for the second quarter of 2024 increased by $0.02, compared to the prior-year comparable quarter.

Outlook
NextEra Energy's long-term financial expectations, which were extended last month at the investor conference, remain unchanged. For 2024, NextEra Energy continues to expect adjusted earnings per share to be in the range of $3.23 to $3.43. For 2025, 2026 and 2027, NextEra Energy expects adjusted earnings per share to be in the ranges of $3.45 to $3.70, $3.63 to $4.00 and $3.85 to $4.32, respectively. NextEra Energy also continues to expect to grow its dividends per share at a roughly 10% rate per year through at least 2026, off a 2024 base.

Conference call information
As previously announced, NextEra Energy's second-quarter 2024 financial results conference call is scheduled for 9 a.m. ET today. Also discussed during the call will be the second-quarter 2024 financial results for NextEra Energy Partners, LP (NYSE: NEP). The listen-only webcast will be available on NextEra Energy's website by accessing the following link: www.NextEraEnergy.com/FinancialResults. The news release and slides accompanying the presentation may be downloaded at www.NextEraEnergy.com/FinancialResults, beginning at 7:30 a.m. ET today. A replay will be available for 90 days by accessing the same link as listed above.

NextEra Energy, Inc.
NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company headquartered in Juno Beach, Florida. NextEra Energy owns Florida Power & Light Company, which is America's largest electric utility that sells more power than any other utility, providing clean, affordable, reliable electricity to approximately 5.9 million customer accounts, or more than 12 million people across Florida. NextEra Energy also owns a competitive clean energy business, NextEra Energy Resources, LLC, which, together with its affiliated entities, is the world's largest generator of renewable energy from the wind and sun and a world leader in battery storage. Through its subsidiaries, NextEra Energy generates clean, emissions-free electricity from seven commercial nuclear power units in Florida, New Hampshire and Wisconsin. A Fortune 200 company, NextEra Energy has been recognized often by third parties for its efforts in sustainability, corporate responsibility, ethics and compliance, and diversity. For more information about NextEra Energy companies, visit these websites: www.NextEraEnergy.com, www.FPL.com, www.NextEraEnergyResources.com.

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Adjusted earnings for the periods in this news release exclude the effects of non-qualifying hedges; NextEra Energy Partners, LP net investment gains; differential membership interests-related; change in unrealized gains and losses on equity securities held in NextEra Energy Resources' nuclear decommissioning funds and other than temporary impairments (OTTI) and impairment charges.

NextEra Energy's management uses adjusted earnings, which is a non-GAAP financial measure, internally for financial planning, analysis of performance, reporting of results to the board of directors and as an input in determining performance-based compensation under the company's employee incentive compensation plans. NextEra Energy also uses earnings expressed in this fashion when communicating its financial results and earnings outlook to analysts and investors. NextEra Energy's management believes that adjusted earnings provide a more meaningful representation of NextEra Energy's fundamental earnings power. A reconciliation of historical adjusted earnings to net income attributable to NextEra Energy, which is the most directly comparable GAAP measure, is included in the attachments to this news release. Adjusted earnings does not represent a substitute for net income, as prepared in accordance with GAAP.

NextEra Energy does not provide a quantitative reconciliation of forward-looking adjusted earnings per share to earnings per share, the most directly comparable GAAP financial measure, because certain information needed to reconcile these measures is not available without unreasonable efforts due to the inherent difficulty in forecasting and quantifying these measures. These items include, but are not limited to, the effects of non-qualifying hedges and unrealized gains and losses on equity securities held in NextEra Energy Resources, LLC's nuclear decommissioning funds and other than temporary impairments. These items could significantly impact GAAP earnings per share. Adjusted earnings expectations assume, among other things, normal weather and operating conditions; positive macroeconomic conditions in the U.S. and Florida; supportive commodity markets; current forward curves; public policy support for wind and solar development and construction; market demand and transmission expansion to support wind and solar development; market demand for pipeline capacity; access to capital at reasonable cost and terms; divestitures to NextEra Energy Partners, LP; no adverse litigation decisions; and no changes to governmental policies or incentives. Please see the accompanying cautionary statements for a list of the risk factors that may affect future results.

This news release should be read in conjunction with the attached unaudited financial information.

Cautionary Statements and Risk Factors That May Affect Future Results

This news release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NextEra Energy) and Florida Power & Light Company (FPL) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's and FPL's control. Forward-looking statements in this news release include, among others, statements concerning adjusted earnings per share expectations and future operating performance and statements concerning future dividends. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and FPL and their business and financial condition are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements, or may require them to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, those discussed in this news release and the following: effects of extensive regulation of NextEra Energy's and FPL's business operations; inability of NextEra Energy and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory, operational and economic factors on regulatory decisions important to NextEra Energy and FPL; effect of any reductions or modifications to, or elimination of, governmental incentives or policies that support utility scale renewable energy projects of NextEra Energy and FPL and its affiliated entities or the imposition of additional tax laws, tariffs, duties, policies or assessments on renewable energy or equipment necessary to generate it or deliver it; impact of new or revised laws, regulations, interpretations or constitutional ballot and regulatory initiatives on NextEra Energy and FPL; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy and FPL; effects on NextEra Energy and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of their operations and businesses; effect on NextEra Energy and FPL of changes in tax laws, guidance or policies as well as in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy and FPL of adverse results of litigation; impacts on NextEra Energy or FPL of allegations of violations of law; effect on NextEra Energy and FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy and FPL resulting from risks related to project siting, planning, financing, construction, permitting, governmental approvals and the negotiation of project development agreements, as well as supply chain disruptions; risks involved in the operation and maintenance of electric generation, storage, transmission and distribution facilities, gas infrastructure facilities, and other facilities; effect on NextEra Energy and FPL of a lack of growth, slower growth or a decline in the number of customers or in customer usage; impact on NextEra Energy and FPL of severe weather and other weather conditions; threats of geopolitical factors, terrorism and catastrophic events that could result from terrorism, cyberattacks or other attempts to disrupt NextEra Energy's and FPL's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy and FPL against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low gas and oil prices could impact NextEra Energy Resources, LLC’s (NextEra Energy Resources) gas infrastructure business and cause NextEra Energy Resources to delay or cancel certain gas infrastructure projects and could result in certain projects becoming impaired; risk to NextEra Energy Resources of increased operating costs resulting from unfavorable supply costs necessary to provide NextEra Energy Resources' full energy and capacity requirement services; inability or failure by NextEra Energy Resources to manage properly or hedge effectively the commodity risk within its portfolio; effect of reductions in the liquidity in energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's and FPL's risk management tools associated with their hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas by NextEra Energy, including FPL; exposure of NextEra Energy and FPL to credit and performance risk from customers, hedging counterparties and vendors; failure of NextEra Energy or FPL counterparties to perform under derivative contracts or of requirement for NextEra Energy or FPL to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's or FPL's information technology systems; risks to NextEra Energy and FPL's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in over-the-counter markets; impact of negative publicity; inability of FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; environmental, health and financial risks associated with NextEra Energy Resources’ and FPL's ownership and operation of nuclear generation facilities; liability of NextEra Energy and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures and/or reduced revenues at nuclear generation facilities of NextEra Energy or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy Resources' or FPL's owned nuclear generation units through the end of their respective operating licenses or planned license extensions; effect of disruptions, uncertainty or volatility in the credit and capital markets or actions by third parties in connection with project-specific or other financing arrangements on NextEra Energy's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; inability of NextEra Energy, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; impairment of NextEra Energy's and FPL's liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NextEra Energy's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; the fact that the amount and timing of dividends payable on NextEra Energy's common stock, as well as the dividend policy approved by NextEra Energy's board of directors from time to time, and changes to that policy, are within the sole discretion of NextEra Energy's board of directors and, if declared and paid, dividends may be in amounts that are less than might be expected by shareholders; NextEra Energy Partners, LP’s inability to access sources of capital on commercially reasonable terms could have an effect on its ability to consummate future acquisitions and on the value of NextEra Energy’s limited partner interest in NextEra Energy Operating Partners, LP; effects of disruptions, uncertainty or volatility in the credit and capital markets on the market price of NextEra Energy's common stock; and the ultimate severity and duration of public health crises, epidemics and pandemics, and its effects on NextEra Energy’s or FPL’s businesses. NextEra Energy and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2023 and other Securities and Exchange Commission (SEC) filings, and this news release should be read in conjunction with such SEC filings. The forward-looking statements made in this news release are made only as of the date of this news release and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Three Months Ended June 30, 2024	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$4,389	$1,645	$35	$6,069
Operating Expenses
Fuel, purchased power and interchange	1,081	223	(24)	1,280
Other operations and maintenance	393	657	121	1,171
Depreciation and amortization	694	703	12	1,409
Taxes other than income taxes and other – net	481	85	2	568
Total operating expenses – net	2,649	1,668	111	4,428
Gains (losses) on disposal of businesses/assets – net	—	30	(1)	29
Operating Income (Loss)	1,740	7	(77)	1,670
Other Income (Deductions)
Interest expense	(290)	(298)	(232)	(820)
Equity in earnings of equity method investees	—	158	1	159
Allowance for equity funds used during construction	37	4	—	41
Gains on disposal of investments and other property – net	—	116	—	116
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	(89)	—	(89)
Other net periodic benefit income	—	—	66	66
Other – net	2	65	22	89
Total other income (deductions) – net	(251)	(44)	(143)	(438)
Income (Loss) before Income Taxes	1,489	(37)	(220)	1,232
Income Tax Expense (Benefit)	257	(263)	(58)	(64)
Net Income (Loss)	1,232	226	(162)	1,296
Net Loss Attributable to Noncontrolling Interests	—	326	—	326
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,232	$552	$(162)	$1,622
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,232	$552	$(162)	$1,622
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	294	43	337
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	87	—	87
NEP investment gains – net	—	32	—	32
Less related income tax expense (benefit)(c)	—	(100)	(10)	(110)
Adjusted Earnings (Loss)	$1,232	$865	$(129)	$1,968
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$0.60	$0.27	$(0.08)	$0.79
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	0.14	0.02	0.16
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	0.04	—	0.04
NEP investment gains – net	—	0.02	—	0.02
Less related income tax expense (benefit)(c)	—	(0.05)	—	(0.05)
Adjusted Earnings (Loss) Per Share	$0.60	$0.42	$(0.06)	$0.96
Weighted-average shares outstanding (assuming dilution)				2,058

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$221	$0.11	$33	$0.02	$254	$0.13
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	$68	$0.03	$—	$—	$68	$0.03
	NEP investment gains – net	$24	$0.01	$—	$—	$24	$0.01
(c)	Includes the effects of rounding.

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Three Months Ended June 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$4,774	$2,556	$19	$7,349
Operating Expenses
Fuel, purchased power and interchange	1,212	172	(25)	1,359
Other operations and maintenance	427	581	119	1,127
Depreciation and amortization	984	490	20	1,494
Taxes other than income taxes and other – net	500	74	2	576
Total operating expenses – net	3,123	1,317	116	4,556
Gains (losses) on disposal of businesses/assets – net	—	(4)	10	6
Operating Income (Loss)	1,651	1,235	(87)	2,799
Other Income (Deductions)
Interest expense	(272)	(106)	243	(135)
Equity in earnings of equity method investees	—	131	1	132
Allowance for equity funds used during construction	30	1	—	31
Gains on disposal of investments and other property – net	—	100	1	101
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	(7)	—	(7)
Other net periodic benefit income	—	—	62	62
Other – net	20	40	18	78
Total other income (deductions) – net	(222)	159	325	262
Income (Loss) before Income Taxes	1,429	1,394	238	3,061
Income Tax Expense (Benefit)	277	163	57	497
Net Income (Loss)	1,152	1,231	181	2,564
Net Loss Attributable to Noncontrolling Interests	—	231	—	231
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,152	$1,462	$181	$2,795
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,152	$1,462	$181	$2,795
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(976)	(449)	(1,425)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI - net	—	3	—	3
Differential membership interests – related	—	14	—	14
NEP investment gains – net	—	43	—	43
Impairment charges related to investment in Mountain Valley Pipeline	—	22	—	22
Less related income tax expense (benefit)(c)	—	213	112	325
Adjusted Earnings (Loss)	$1,152	$781	$(156)	$1,777
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$0.57	$0.72	$0.09	$1.38
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(0.48)	(0.22)	(0.70)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI - net	—	—	—	—
Differential membership interests – related	—	0.01	—	0.01
NEP investment gains – net	—	0.02	—	0.02
Impairment charges related to investment in Mountain Valley Pipeline	—	0.01	—	0.01
Less related income tax expense (benefit)(c)	—	0.11	0.05	0.16
Adjusted Earnings (Loss) Per Share	$0.57	$0.39	$(0.08)	$0.88
Weighted-average shares outstanding (assuming dilution)				2,027

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$(742)	$(0.37)	$(337)	$(0.17)	$(1,079)	$(0.54)
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI - net	$7	$—	$—	$—	$7	$—
	Differential membership interests – related	$11	$0.01	$—	$—	$11	$0.01
	NEP investment gains – net	$31	$0.02	$—	$—	$31	$0.02
	Impairment charges related to investment in Mountain Valley Pipeline	$12	$0.01	$—	$—	$12	$0.01
(c)	Includes the effects of rounding.

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Six Months Ended June 30, 2024	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$8,224	$3,509	$68	$11,801
Operating Expenses
Fuel, purchased power and interchange	2,115	419	(48)	2,486
Other operations and maintenance	754	1,349	190	2,293
Depreciation and amortization	997	1,282	28	2,307
Taxes other than income taxes and other – net	943	175	2	1,120
Total operating expenses – net	4,809	3,225	172	8,206
Gains (losses) on disposal of businesses/assets – net	—	94	(7)	87
Operating Income (Loss)	3,415	378	(111)	3,682
Other Income (Deductions)
Interest expense	(569)	(470)	(104)	(1,143)
Equity in earnings of equity method investees	—	341	21	362
Allowance for equity funds used during construction	90	7	—	97
Gains on disposal of investments and other property – net	—	131	—	131
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	40	—	40
Other net periodic benefit income	—	—	104	104
Other – net	4	73	46	123
Total other income (deductions) – net	(475)	122	67	(286)
Income (Loss) before Income Taxes	2,940	500	(44)	3,396
Income Tax Expense (Benefit)	536	(361)	(12)	163
Net Income (Loss)	2,404	861	(32)	3,233
Net Loss Attributable to Noncontrolling Interests	—	657	—	657
Net Income (Loss) Attributable to NextEra Energy, Inc.	$2,404	$1,518	$(32)	$3,890
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$2,404	$1,518	$(32)	$3,890
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	193	(300)	(107)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	(44)	—	(44)
Differential membership interests – related	—	6	—	6
NEP investment gains – net	—	64	—	64
Less related income tax expense (benefit)(c)	—	(44)	76	32
Adjusted Earnings (Loss)	$2,404	$1,693	$(256)	$3,841
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$1.17	$0.74	$(0.02)	$1.89
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	0.09	(0.14)	(0.05)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	(0.02)	—	(0.02)
Differential membership interests – related	—	—	—	—
NEP investment gains – net	—	0.03	—	0.03
Less related income tax expense (benefit)(c)	—	(0.02)	0.04	0.02
Adjusted Earnings (Loss) Per Share	$1.17	$0.82	$(0.12)	$1.87
Weighted-average shares outstanding (assuming dilution)				2,057

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$147	$0.07	$(224)	$(0.10)	$(77)	$(0.03)
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	$(24)	$(0.01)	$—	$—	$(24)	$(0.01)
	Differential membership interests – related	$5	$—	$—	$—	$5	$—
	NEP investment gains – net	$47	$0.02	$—	$—	$47	$0.02
(c)	Includes the effects of rounding.

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Six Months Ended June 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$8,693	$5,347	$25	$14,065
Operating Expenses
Fuel, purchased power and interchange	2,426	349	(49)	2,726
Other operations and maintenance	807	1,192	195	2,194
Depreciation and amortization	1,319	957	39	2,315
Taxes other than income taxes and other – net	944	144	5	1,093
Total operating expenses – net	5,496	2,642	190	8,328
Gains (losses) on disposal of businesses/assets – net	—	(2)	6	4
Operating Income (Loss)	3,197	2,703	(159)	5,741
Other Income (Deductions)
Interest expense	(521)	(455)	(342)	(1,318)
Equity in earnings of equity method investees	—	232	1	233
Allowance for equity funds used during construction	60	3	(1)	62
Gains on disposal of investments and other property – net	—	96	1	97
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	88	—	88
Other net periodic benefit income	—	—	122	122
Other – net	26	147	34	207
Total other income (deductions) – net	(435)	111	(185)	(509)
Income (Loss) before Income Taxes	2,762	2,814	(344)	5,232
Income Tax Expense (Benefit)	539	444	(100)	883
Net Income (Loss)	2,223	2,370	(244)	4,349
Net Loss Attributable to Noncontrolling Interests	—	532	—	532
Net Income (Loss) Attributable to NextEra Energy, Inc.	$2,223	$2,902	$(244)	$4,881
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$2,223	$2,902	$(244)	$4,881
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(1,864)	(49)	(1,913)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	(93)	—	(93)
Differential membership interests – related	—	37	—	37
NEP investment gains – net	—	40	—	40
Impairment charges related to investment in Mountain Valley Pipeline	—	58	—	58
Less related income tax expense (benefit)(c)	—	433	12	445
Adjusted Earnings (Loss)	$2,223	$1,513	$(281)	$3,455
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$1.10	$1.44	$(0.12)	$2.42
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(0.92)	(0.03)	(0.95)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	(0.04)	—	(0.04)
Differential membership interests – related	—	0.02	—	0.02
NEP investment gains – net	—	0.02	—	0.02
Impairment charges related to investment in Mountain Valley Pipeline	—	0.03	—	0.03
Less related income tax expense (benefit)(c)	—	0.20	0.01	0.21
Adjusted Earnings (Loss) Per Share	$1.10	$0.75	$(0.14)	$1.71
Weighted-average shares outstanding (assuming dilution)				2,016

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$(1,424)	$(0.70)	$(37)	$(0.02)	$(1,461)	$(0.72)
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	$(60)	$(0.03)	$—	$—	$(60)	$(0.03)
	Differential membership interests – related	$27	$0.01	$—	$—	$27	$0.01
	NEP investment gains – net	$29	$0.01	$—	$—	$29	$0.01
	Impairment charges related to investment in Mountain Valley Pipeline	$39	$0.02	$—	$—	$39	$0.02
(c)	Includes the effects of rounding.

NextEra Energy, Inc.
Condensed Consolidated Balance Sheets
(millions) (unaudited)		Preliminary
June 30, 2024	FPL	NEER	Corporate and Other(a)	NextEra Energy
ASSETS
Current assets:
Cash and cash equivalents	$58	$1,101	$392	$1,551
Customer receivables, net of allowances	1,794	1,807	—	3,601
Other receivables	373	535	155	1,063
Materials, supplies and fuel inventory	1,358	791	6	2,155
Regulatory assets	676	28	1	705
Derivatives	28	1,149	41	1,218
Contract assets	—	1,122	—	1,122
Other	250	1,005	133	1,388
Total current assets	4,537	7,538	728	12,803
Other assets:
Property, plant and equipment – net	73,609	59,353	151	133,113
Special use funds	6,506	2,800	—	9,306
Investment in equity method investees	—	6,657	—	6,657
Prepaid benefit costs	1,892	5	289	2,186
Regulatory assets	4,870	220	232	5,322
Derivatives	29	1,553	16	1,598
Goodwill	2,965	2,110	12	5,087
Other	647	7,279	726	8,652
Total other assets	90,518	79,977	1,426	171,921
TOTAL ASSETS	$95,055	$87,515	$2,154	$184,724
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Current liabilities:
Commercial paper	$1,929	$—	$2,249	$4,178
Other short-term debt	200	—	2,458	2,658
Current portion of long-term debt	1,187	518	5,598	7,303
Accounts payable	990	3,343	57	4,390
Customer deposits	645	26	—	671
Accrued interest and taxes	968	423	119	1,510
Derivatives	15	781	108	904
Accrued construction-related expenditures	558	1,216	2	1,776
Regulatory liabilities	327	9	—	336
Other	604	1,422	479	2,505
Total current liabilities	7,423	7,738	11,070	26,231
Other liabilities and deferred credits:
Long-term debt	25,037	9,414	34,043	68,494
Asset retirement obligations	2,195	1,347	—	3,542
Deferred income taxes	8,905	4,097	(2,068)	10,934
Regulatory liabilities	10,193	153	—	10,346
Derivatives	3	2,089	390	2,482
Other	361	2,434	464	3,259
Total other liabilities and deferred credits	46,694	19,534	32,829	99,057
TOTAL LIABILITIES	54,117	27,272	43,899	125,288
COMMITMENTS AND CONTINGENCIES
REDEEMABLE NONCONTROLLING INTERESTS	—	—	—	—
EQUITY
Common stock	1,373	—	(1,352)	21
Additional paid-in capital	26,868	24,406	(33,992)	17,282
Retained earnings	12,697	25,633	(6,322)	32,008
Accumulated other comprehensive loss	—	(92)	(79)	(171)
Total common shareholders' equity	40,938	49,947	(41,745)	49,140
Noncontrolling interests	—	10,296	—	10,296
TOTAL EQUITY	40,938	60,243	(41,745)	59,436
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$95,055	$87,515	$2,154	$184,724

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Condensed Consolidated Balance Sheets		Preliminary
(millions)
(unaudited)
December 31, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
ASSETS
Current assets:
Cash and cash equivalents	$57	$916	$1,717	$2,690
Customer receivables, net of allowances	1,706	1,905	(2)	3,609
Other receivables	319	584	41	944
Materials, supplies and fuel inventory	1,339	763	4	2,106
Regulatory assets	1,431	28	1	1,460
Derivatives	13	1,671	46	1,730
Contract Assets	—	1,487	—	1,487
Other	131	1,036	168	1,335
Total current assets	4,996	8,390	1,975	15,361
Other assets:
Property, plant and equipment – net	70,608	55,034	134	125,776
Special use funds	6,050	2,648	—	8,698
Investment in equity method investees	—	6,145	11	6,156
Prepaid benefit costs	1,853	5	254	2,112
Regulatory assets	4,343	226	232	4,801
Derivatives	14	1,766	10	1,790
Goodwill	2,965	2,114	12	5,091
Other	640	6,817	247	7,704
Total other assets	86,473	74,755	900	162,128
TOTAL ASSETS	$91,469	$83,145	$2,875	$177,489
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Current liabilities:
Commercial paper	$2,374	$—	$2,276	$4,650
Other short-term debt	255	—	—	255
Current portion of long-term debt	1,665	1,031	4,205	6,901
Accounts payable	977	7,547	(20)	8,504
Customer deposits	610	28	—	638
Accrued interest and taxes	661	380	(71)	970
Derivatives	9	813	23	845
Accrued construction-related expenditures	486	1,375	—	1,861
Regulatory liabilities	335	4	1	340
Other	704	1,908	387	2,999
Total current liabilities	8,076	13,086	6,801	27,963
Other liabilities and deferred credits:
Long-term debt	23,609	10,795	27,001	61,405
Asset retirement obligations	2,143	1,260	—	3,403
Deferred income taxes	8,542	3,776	(2,176)	10,142
Regulatory liabilities	9,893	156	—	10,049
Derivatives	6	2,224	511	2,741
Other	365	2,100	297	2,762
Total other liabilities and deferred credits	44,558	20,311	25,633	90,502
TOTAL LIABILITIES	52,634	33,397	32,434	118,465
COMMITMENTS AND CONTINGENCIES
REDEEMABLE NONCONTROLLING INTERESTS	—	1,256	—	1,256
EQUITY
Common stock	1,373	—	(1,352)	21
Additional paid-in capital	23,470	14,154	(20,259)	17,365
Retained earnings	13,992	24,115	(7,872)	30,235
Accumulated other comprehensive loss	—	(77)	(76)	(153)
Total common shareholders' equity	38,835	38,192	(29,559)	47,468
Noncontrolling interests	—	10,300	—	10,300
TOTAL EQUITY	38,835	48,492	(29,559)	57,768
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$91,469	$83,145	$2,875	$177,489

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(millions)
(unaudited)

Preliminary
Six Months Ended June 30, 2024	FPL	NEER	Corporate and Other(a)	NextEra Energy
Cash Flows From Operating Activities
Net income (loss)	$2,404	$861	$(32)	$3,233
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	997	1,282	28	2,307
Nuclear fuel and other amortization	90	45	17	152
Unrealized losses (gains) on marked to market derivative contracts – net	—	196	(24)	172
Foreign currency transaction losses (gains)	—	—	(32)	(32)
Deferred income taxes	206	350	66	622
Cost recovery clauses and franchise fees	606	—	—	606
Equity in earnings of equity method investees	—	(341)	(21)	(362)
Distributions of earnings from equity method investees	—	299	23	322
Losses (gains) on disposal of businesses, assets and investments - net	—	(225)	7	(218)
Recoverable storm-related costs	(55)	—	—	(55)
Other – net	(18)	21	9	12
Changes in operating assets and liabilities:
Current assets	(148)	(44)	(188)	(380)
Noncurrent assets	(45)	31	(42)	(56)
Current liabilities	454	(162)	292	584
Noncurrent liabilities	(3)	(2)	108	103
Net cash provided by (used in) operating activities	4,488	2,311	211	7,010
Cash Flows From Investing Activities
Capital expenditures of FPL	(4,260)	—	—	(4,260)
Independent power and other investments of NEER	—	(10,023)	—	(10,023)
Nuclear fuel purchases	(148)	(97)	—	(245)
Other capital expenditures	—	—	(106)	(106)
Sale of independent power and other investments of NEER	—	951	—	951
Proceeds from sale or maturity of securities in special use funds and other investments	1,506	546	134	2,186
Purchases of securities in special use funds and other investments	(1,592)	(585)	(372)	(2,549)
Other – net	(30)	(100)	50	(80)
Net cash used in investing activities	(4,524)	(9,308)	(294)	(14,126)
Cash Flows From Financing Activities
Issuances of long-term debt, including premiums and discounts	2,688	178	11,245	14,111
Retirements of long-term debt	(1,720)	(2,087)	(2,692)	(6,499)
Net change in commercial paper	(445)	—	(27)	(472)
Proceeds from other short-term debt	—	—	3,258	3,258
Repayments of other short-term debt	(55)	—	(800)	(855)
Payments to related parties under a cash sweep and credit support agreement – net	—	(830)	—	(830)
Issuances of common stock/equity units – net	—	—	(34)	(34)
Dividends on common stock	—	—	(2,115)	(2,115)
Dividends & capital distributions from (to) parent – net	(300)	10,261	(9,961)	—
Other – net	(35)	(612)	(117)	(764)
Net cash provided by (used in) financing activities	133	6,910	(1,243)	5,800
Effects of currency translation on cash, cash equivalents and restricted cash	—	(2)	—	(2)
Net increase (decrease) in cash, cash equivalents and restricted cash	97	(89)	(1,326)	(1,318)
Cash, cash equivalents and restricted cash at beginning of period	72	1,625	1,723	3,420
Cash, cash equivalents and restricted cash at end of period	$169	$1,536	$397	$2,102

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(millions)
(unaudited)

Preliminary
Six Months Ended June 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
Cash Flows From Operating Activities
Net income (loss)	$2,223	$2,370	$(244)	$4,349
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,319	957	39	2,315
Nuclear fuel and other amortization	73	40	16	129
Unrealized losses (gains) on marked to market derivative contracts – net	—	(2,103)	(100)	(2,203)
Foreign currency transaction losses (gains)	—	(4)	85	81
Deferred income taxes	82	655	(107)	630
Cost recovery clauses and franchise fees	671	—	—	671
Equity in earnings of equity method investees	—	(232)	(1)	(233)
Distributions of earnings from equity method investees	—	358	—	358
Losses (gains) on disposal of businesses, assets and investments – net	—	(94)	(7)	(101)
Recoverable storm-related costs	(353)	—	—	(353)
Other – net	20	(125)	29	(76)
Changes in operating assets and liabilities:
Current assets	(163)	891	(149)	579
Noncurrent assets	(97)	(55)	(38)	(190)
Current liabilities	402	(1,511)	(98)	(1,207)
Noncurrent liabilities	13	(73)	70	10
Net cash provided by (used in) operating activities	4,190	1,074	(505)	4,759
Cash Flows From Investing Activities
Capital expenditures of FPL	(4,664)	—	—	(4,664)
Independent power and other investments of NEER	—	(8,249)	—	(8,249)
Nuclear fuel purchases	(68)	(43)	—	(111)
Other capital expenditures	—	—	(23)	(23)
Sale of independent power and other investments of NEER	—	1,001	—	1,001
Proceeds from sale or maturity of securities in special use funds and other investments	1,411	521	97	2,029
Purchases of securities in special use funds and other investments	(1,377)	(913)	(639)	(2,929)
Other – net	21	(216)	327	132
Net cash used in investing activities	(4,677)	(7,899)	(238)	(12,814)
Cash Flows From Financing Activities
Issuances of long-term debt, including premiums and discounts	5,478	354	4,146	9,978
Retirements of long-term debt	(1,548)	(378)	(3,033)	(4,959)
Net change in commercial paper	(1,264)	—	1,841	577
Proceeds from other short-term debt	—	—	1,925	1,925
Repayments of other short-term debt	—	(38)	(200)	(238)
Payments to related parties under a cash sweep and credit support agreement – net	—	(255)	—	(255)
Issuances of common stock/equity units – net	—	—	2,503	2,503
Dividends on common stock	—	—	(1,876)	(1,876)
Dividends & capital distributions from (to) parent – net	(2,065)	6,676	(4,611)	—
Other – net	(68)	(35)	(184)	(287)
Net cash provided by (used in) financing activities	533	6,324	511	7,368
Effects of currency translation on cash, cash equivalents and restricted cash	—	—	—	—
Net increase (decrease) in cash, cash equivalents and restricted cash	46	(501)	(232)	(687)
Cash, cash equivalents and restricted cash at beginning of period	58	2,533	850	3,441
Cash, cash equivalents and restricted cash at end of period	$104	$2,032	$618	$2,754

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Earnings Per Share Contributions
(assuming dilution)
(unaudited)

Preliminary
	First Quarter	Second Quarter	Year-To-Date
2023 Earnings Per Share Attributable to NextEra Energy, Inc.	$1.04	$1.38	$2.42

FPL – 2023 Earnings Per Share	$0.53	$0.57	$1.10
New investment growth	0.05	0.04	0.08
Other and share dilution	(0.01)	(0.01)	(0.01)
FPL – 2024 Earnings Per Share	$0.57	$0.60	$1.17

NEER – 2023 Earnings Per Share Attributable to NextEra Energy, Inc.	$0.72	$0.72	$1.44
New investments	0.15	0.12	0.27
Existing clean energy	(0.02)	0.06	0.04
Gas infrastructure	(0.01)	(0.07)	(0.07)
Customer supply	0.04	(0.03)	0.01
Non-qualifying hedges impact	(0.31)	(0.48)	(0.77)
NEP investment gains – net	(0.01)	0.01	(0.01)
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	0.01	(0.03)	(0.02)
Impairment charges related to investment in Mountain Valley Pipeline	0.01	0.01	0.02
Other, including interest expense, corporate general and administrative expenses, other investment income and share dilution	(0.11)	(0.04)	(0.17)
NEER – 2024 Earnings Per Share Attributable to NextEra Energy, Inc.	$0.47	$0.27	$0.74

Corporate and Other – 2023 Earnings (Loss) Per Share	$(0.21)	$0.09	$(0.12)
Non-qualifying hedges impact	0.28	(0.19)	0.08
Other, including interest expense and share dilution	(0.01)	0.02	0.02
Corporate and Other – 2024 Earnings (Loss) Per Share	$0.06	$(0.08)	$(0.02)

2024 Earnings Per Share Attributable to NextEra Energy, Inc.	$1.10	$0.79	$1.89

Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.